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                                                                   EXHIBIT 10(k)

                               INDEMNITY AGREEMENT


         This agreement is made as of the ___ day of __________, 2000, between Fleetwood Enterprises, Inc., a Delaware corporation (the "Corporation"), and the undersigned ("Agent"), with reference to the following facts:

                                    RECITALS

         A. The Agent is currently serving as an Director of the Corporation and the Corporation wishes the Agent to continue in such capacity. The Agent is willing under certain cirumstances, to continue in such capacity.

         B. The Corporation and the Agent are of the belief that the indemnities available under the Corporation's bylaws and available insurance may not be adequate to protect the Agent against the risks associated with the Agent's service to the Corporation.

                                    AGREEMENT

         In order to induce the Agent to continue to serve as an Director of the Corporation and in consideration for his continued service, the Corporation hereby agrees to indemnify the Agent as follows:

         1. The Corporation will pay on behalf of the Agent, and his executors, administrators or assigns, any amount which he is or becomes legally obligated to pay because of any claim or claims made against him because of any act or omission or neglect or breach of duty, including any actual or alleged error or misstatement or misleading statement, which he commits or suffers while acting in his capacity as an Director of the Corporation and solely because of his being an Director. The payments which the Corporation will be obligated to make hereunder shall include, inter alia, damages, judgments, settlements and costs, cost of investigation (excluding salaries of officers and employees of the Corporation) and costs of defense of legal actions, claims or proceedings and appeals therefrom, and costs of attachment or similar bonds; provided however, that the Corporation shall not be obligated to pay fines or obligations or fees imposed by law or otherwise make any payments hereunder which it is prohibited by applicable law from paying as indemnity or for any other reason.


         2. If a Claim under this Agreement is not paid by the Corporation, or on its behalf, within ninety days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim.

         3. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to

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secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

         4. The Corporation shall not be liable under this Agreement to make any payment in connection with any claim made against the Agent:

           (a) for which payment is actually made to the Agent under a valid and collective insurance policy, except in respect of any excess beyond the amount of payment under such insurance;

           (b) for which the Agent is entitled to indemnity and/or payment by reason of having given notice of any circumstance which might give rise to a claim under any policy of insurance, the terms of which have expired prior to the effective date of this Agreement;

           (c) for which the Agent is indemnified by the Corporation otherwise than pursuant to this Agreement;

           (d) based upon or attributable to the Agent gaining in fact any personal profit or advantage to which he was not legally entitled;

           (e) for an accounting of profits made from the purchase or sale by the Agent of securities of the Corporation within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law; or

           (f) brought about or contributed to by the dishonesty of the Agent seeking payment hereunder; however, notwithstanding the foregoing, the Agent shall be protected under this Agreement as to any claims upon which suit may be brought against him by reason of any alleged dishonesty on his part, unless a judgment or other final adjudication thereof adverse to the Agent shall establish that he committed (i) acts of active and deliberate dishonesty (ii) with actual dishonest purpose and intent, which acts were material to the cause of action so adjudicated.

         5. No costs, charges or expense for which indemnity shall be sought hereunder shall be incurred without the Corporation's consent, which consent shall not be unreasonably withheld.

         6. The Agent, as a condition precedent to his right to be indemnified under this Agreement, shall give to the Corporation notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought under this Agreement. Notice to the Corporation shall be directed to the Corporation at its Corporate Headquarters, attention: The Corporate Secretary (or such address as to the Corporation shall designate in writing to the Agent); notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, the Agent shall give the Corporation such information and cooperation as it may reasonably require and as shall be within the Agent's power.

         7. Costs and expenses (including attorney's fees) incurred by the Agent in defending or investigating any action, suit, proceeding or investigation shall be paid by

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the Corporation in advance of the final disposition of such matter, if the Agent shall undertake in writing to repay any such advances in the event that it is ultimately determined that the Agent is not entitled to indemnification under the terms of this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the board of directors by a majority vote of a quorum of disinterested directors, or ( if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel, that, based upon the facts known to the board or counsel at the time such determination is made, (a) the Agent acted in bad faith or deliberately breached his duty to the corporation or its stockholders, and (b) as a result of such actions by the Agent, it is more likely than not that it will ultimately be determined that the Agent is not entitled to indemnification under the terms of this Agreement.

         8. Nothing herein shall be deemed to diminish or otherwise restrict the Agent's right to indemnification under any provision of the certificate of incorporation or bylaws of the Corporation or under Delaware law.

         9. This Agreement shall be governed by and construed in accordance with Delaware law.

          10. This Agreement shall be binding upon all successors and assigns of the Corporation (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of the heirs, personal representatives and estate of the Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.


                                    FLEETWOOD ENTERPRISES, INC.



                                    By:
                                       --------------------------------




                                     ----------------------------------
                                      Agent,


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                               INDEMNITY AGREEMENT


         This agreement is made as of the ____ day of _________l, 2001, between Fleetwood Enterprises, Inc., a Delaware corporation (the "Corporation"), and the undersigned ("Agent"), with reference to the following facts:

                                    RECITALS

         A. The Agent is currently serving as an Officer of the Corporation and the Corporation wishes the Agent to continue in such capacity. The Agent is willing under certain cirumstances, to continue in such capacity.

         B. The Corporation and the Agent are of the belief that the indemnities available under the Corporation's bylaws and available insurance may not be adequate to protect the Agent against the risks associated with the Agent's service to the Corporation.

                                    AGREEMENT

         In order to induce the Agent to continue to serve as an Officer of the Corporation and in consideration for his continued service, the Corporation hereby agrees to indemnify the Agent as follows:

         1. The Corporation will pay on behalf of the Agent, and his executors, administrators or assigns, any amount which he is or becomes legally obligated to pay because of any claim or claims made against him because of any act or omission or neglect or breach of duty, including any actual or alleged error or misstatement or misleading statement, which he commits or suffers while acting in his capacity as an Officer of the Corporation and solely because of his being an Officer. The payments which the Corporation will be obligated to make hereunder shall include, inter alia, damages, judgments, settlements and costs, cost of investigation (excluding salaries of officers or employees of the Corporation) and costs of defense of legal actions, claims or proceedings and appeals therefrom, and costs of attachment or similar bonds; provided however, that the Corporation shall not be obligated to pay fines or obligations or fees imposed by law or otherwise make any payments hereunder which it is prohibited by applicable law from paying as indemnity or for any other reason.


         2. If a Claim under this Agreement is not paid by the Corporation, or on its behalf, within ninety days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim.

         3. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

         4. The Corporation shall not be liable under this Agreement to make any payment in connection with any claim made against the Agent:

           (a) for which payment is actually made to the Agent under a valid and collective insurance policy, except in respect of any excess beyond the amount of payment under such insurance;

           (b) for which the Agent is entitled to indemnity and/or payment by reason of having given notice of any circumstance which might give rise to a claim under any policy of insurance, the terms of which have expired prior to the effective date of this Agreement;

           (c) for which the Agent is indemnified by the Corporation otherwise than pursuant to this Agreement;

           (d) based upon or attributable to the Agent gaining in fact any personal profit or advantage to which he was not legally entitled;

           (e) for an accounting of profits made from the purchase or sale by the Agent of securities of the Corporation within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law; or

           (f) brought about or contributed to by the dishonesty of the Agent seeking payment hereunder; however, notwithstanding the foregoing, the Agent shall be protected under this Agreement as to any claims upon which suit may be brought against him by reason of any alleged dishonesty on his part, unless a judgment or other final adjudication thereof adverse to the Agent shall establish that he committed (i) acts of active and deliberate dishonesty (ii) with actual dishonest purpose and intent, which acts were material to the cause of action so adjudicated.

         5. No costs, charges or expense for which indemnity shall be sought hereunder shall be incurred without the Corporation's consent, which consent shall not be unreasonably withheld.

         6. The Agent, as a condition precedent to his right to be indemnified under this Agreement, shall give to the Corporation notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought under this Agreement. Notice to the Corporation shall be directed to the Corporation at its Corporate Headquarters, attention: The Corporate Secretary (or such address as to the Corporation shall designate in writing to the Agent); notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, the Agent shall give the Corporation such information and cooperation as it may reasonably require and as shall be within the Agent's power.

         7. Costs and expenses (including attorney's fees) incurred by the Agent in defending or investigating any action, suit, proceeding or investigation shall be paid by the Corporation in advance of the final disposition of such matter, if the Agent shall undertake in writing to repay any such advances in the event that it is ultimately determined that the Agent is not entitled to indemnification under the terms of this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the board of directors by a majority vote of a quorum of disinterested directors, or ( if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel, that, based upon the facts known to the board or counsel at the time such determination is made, (a) the Agent acted in bad faith or deliberately breached his duty to the corporation or its stockholders, and (b) as a result of such actions by the Agent, it is more likely than not that it will ultimately be determined that the Agent is not entitled to indemnification under the terms of this Agreement.

         8. Nothing herein shall be deemed to diminish or otherwise restrict the Agent's right to indemnification under any provision of the certificate of incorporation or bylaws of the Corporation or under Delaware law.

         9. This Agreement shall be governed by and construed in accordance with Delaware law.

         10. This Agreement shall be binding upon all successors and assigns of the Corporation (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of the heirs, personal representatives and estate of the Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.


                                    FLEETWOOD ENTERPRISES, INC.



                                    By:
                                       ---------------------------------




                                     -----------------------------------
                                      Agent